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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2002

                                 METROCALL, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                        0-21924                           54-1215634
           --------                        -------                           ----------
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification No.)
        incorporation )



6677 Richmond Highway, Alexandria, Virginia                          22306
----------------------------------------------------                 -----
      (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (703) 660-6677


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Item 5.   Other Events.

        On April 29, 2002, Metrocall and its bank lenders entered into the Fourth Amendment to the Fifth Amended and Restated Loan Agreement (the "Loan Agreement"), dated as of April 19, 2002. That amendment is attached as Exhibit
10.1 hereto and is hereby incorporated by reference into this Item 5.

        On April 30, 2002, Metrocall issued a press release regarding the Fourth Amendment to the Loan Agreement, its ongoing negotiations with Weblink Wireless, Inc., and its progress towards a "pre-negotiated" plan of reorganization. That press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.
         --------

Exhibit No.              Description
-----------              -----------
10.1                     Fourth Amendment to the Fifth Amended and Restated
                         Loan Agreement, dated as of April 19, 2002.

99.1                     Press Release dated April 30, 2002.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            METROCALL, INC.

                                            By:    /s/ Vincent D. Kelly
                                                   ------------------------
                                            Name: Vincent D. Kelly
                                            Title:   Chief Financial Officer,
                                            Executive Vice President,
                                            and Treasurer

Dated: April 30, 2002




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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------


10.1 Fourth Amendment to the Fifth Amended and Restated Loan Agreement, dated as of April 19, 2002.

99.1                 Press Release dated April 30, 2002.